                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: April 4, 2001

                               MEDIX RESOURCES, INC.
              (Exact name of registrant as specified in its charter)

         Colorado                    0-24768                       84-1123311
(State of other jurisdiction      (Commission)                   (IRS Employer
      of incorporation)            File Number)               Identification No.)

      7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO    80111
               (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code: (303) 741-2045

ITEM 5. OTHER EVENTS.   Press release announcing the signing of a definitive
                        agreement with Kaiser Permanente Georgia for participation in a physician connectivity program.

      EXHIBITS
                               Exhibit 99.1 - Copy of the Press Release

                                    SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      MEDIX RESOURCES, INC.

April 4, 2001                                         By:/S/PATRICIA A. MINICUCCI

                                                           Patricia A. Minicucci,
                                                           Executive Vice President
                                                            and Secretary